UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 15, 2016
Date of Report (Date of Earliest Event Reported)

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TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2016, Tilly’s, Inc. (the “Company”) publicly announced the appointment of Jon Kubo, age 58, to serve in the Company’s newly created position of Chief Digital Officer, effective August 15, 2016.

Prior to joining the Company, Mr. Kubo served as Chief Digital Officer at Boot Barn Holdings, Inc. since May 2015. Mr. Kubo served at The Wet Seal, LLC as Executive Vice President, Chief Digital Officer from October 2014 to May 2015, and as Senior Vice President, E-Commerce and Chief Information Officer from March 2005 to October 2011. In between his tenures at The Wet Seal, LLC, Mr. Kubo served at 8thBridge, Inc. as Chief Product Officer from October 2011 to October 2014. Mr. Kubo has also served as Executive Vice President, Chief Administration Officer at F.A.O. Schwarz from March 2004 to February 2005 and Senior Vice President, Chief Information Officer of FAO, Inc. from May 2000 to March 2004. He has also held several executive positions in the software technology industry.

Mr. Kubo is a party to an offer letter with the Company, dated July 8, 2016 (the “Offer Letter”), pursuant to which he will receive an annual salary of $350,000 and be eligible to participate in the Company’s annual cash bonus plan. Under the Company’s cash bonus plan, Mr. Kubo’s target bonus opportunity will be 50% of his base salary, with an opportunity to earn a maximum of 100% of his base salary. Mr. Kubo will also receive a $50,000 sign-on bonus and an initial grant of 50,000 options to purchase shares of the Company’s Class A common stock. The equity award will vest in four equal annual installments. The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by the text of the agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

There are no (i) family relationships between Mr. Kubo and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company, or (ii) related party transactions with Mr. Kubo requiring disclosure pursuant to Item 404 of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

10.1    Offer Letter, dated July 8, 2016, for Jon Kubo

99.1    Press Release, dated August 15, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: August 15, 2016	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Chief Financial Officer